                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                                  July 27, 2004
  ----------------------------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                           National Quality Care, Inc.
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             (Exact name of Registrant as specified in its charter)

    Delaware                        0 - 19031                   84 - 1215959
----------------             ------------------------        -------------------
 (State or other             (Commission file number)         (IRS Employer
 jursidiction of                                             Identification No.)
incorporation or
 organization)


                             9033 Wilshire Boulevard
                                    Suite 502
                         Beverly Hills, California 90211
                ------------------------------------------------
                    (Address of principal executive offices)

       Registrants' telephone number, including area code: (310) 550-6242 with copies to:
                              Jeffrey P. Berg, Esq.
                            Jenkens & Gilchrist, LLP
                            12100 Wilshire Boulevard,
                                   15th Floor
                          Los Angeles, California 90025
                               Tel: (310) 481-5219


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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
         ----------------------------------------------

         The Company's Board of Directors recommended and approved the engagement of PMB & Company LLP as its independent accountants, effective July 20, 2004. Accordingly, the Company has engaged PMB & Company LLP as its principal independent accountants.

         During the years ended December 31, 2002 and 2003 and through the date of this report, neither the Company nor anyone on its behalf consulted PMB & Company LLP regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on its financial statements; or any other matters or reportable events, as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-B. The Company has provided a copy of this disclosure to PMB & Company LLP.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                             NATIONAL QUALITY CARE, INC.





Dated:  July 27, 2004                        By: /s/ Victor Gura, M.D.
                                                 ------------------------------
                                                 Victor Gura, M.D.
                                                 President/CEO